EX-24(J)
                                AUDITORS CONSENT

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the references to our firm in Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of The Timothy Plan and to the use of our report dated March 1, 1999 on the financial statements and financial highlights. Such financial statements and financial highlights are incorporated by reference in the Statement of Additional Information, which is part of such Registration Statement.


                            /s/ Tait, Weller & Baker
                            TAIT, WELLER & BAKER